SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                                  Commission Only

[X]      Definitive Proxy Statement           (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Heritage Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:________

     (2) Aggregate number of securities to which transaction applies:___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_________

     (4) Proposed maximum aggregate value of transaction:_______________________

     (5) Total fee paid:_________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:__________________________

     (2)      Form, schedule or registration statement no.:_____________________

     (3)      Filing party:_______________________________

     (4)      Date filed:_________________________________

                     [Heritage Bancshares, Inc. Letterhead]


                                                                     May 2, 2002

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Heritage Bancshares, Inc. The meeting will be held at the First Baptist Church of Terrell located at 403 North Catherine Street, Terrell, Texas, on Wednesday, May 29, 2002, at 9:00 a.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

     The Board of Directors of Heritage Bancshares, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. Let me urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Heritage Bancshares, Inc. is appreciated.

                                           Sincerely,


                                       /s/ John H. Mackey
                                           -------------------------------------
                                           John H. Mackey
                                           President and Chief Executive Officer

                            HERITAGE BANCSHARES, INC.
                              102 West High Street
                              Terrell, Texas 75160
                                 (972) 563-2657

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 2002

                    ----------------------------------------

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Heritage Bancshares, Inc. (the "Company") will be held at the First Baptist Church of Terrell located at 403 North Catherine Street, Terrell, Texas, on Wednesday, May 29, 2002, at 9:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect three directors for a three-year term and until their successors are elected and qualified;

     (2) To ratify the appointment of Payne Falkner Smith & Jones, P.C. as the Company's independent public accountants for the year ending December 31, 2002; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other matters which could come before the Annual Meeting.

     The Board of Directors has fixed April 19, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Lisa Stuart
                                              ----------------------------------
                                              Lisa Stuart
                                              Assistant Secretary
May 2, 2002
Terrell, Texas

================================================================================

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

================================================================================

                            HERITAGE BANCSHARES, INC.

                            -------------------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 29, 2002

General

     This Proxy Statement is being furnished to the holders of common stock, $0.01 par value per share ("Common Stock"), of Heritage Bancshares, Inc. ("Heritage" or the "Company"), the savings and loan holding company of Heritage Savings Bank, ssb ("Heritage Bank" or the "Bank"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held at the First Baptist Church of Terrell located at 403 North Catherine Street, Terrell, Texas, on Wednesday, May 29, 2002, at 9:00 a.m., Central Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. The Company acquired all of the common stock of Heritage Bank issued in connection with the conversion of the Bank from a Texas chartered mutual savings bank to a Texas chartered stock savings bank in February 2002 (the "Conversion"). This Proxy Statement is first being mailed to stockholders on or about May 2, 2002.

Voting Rights

     Only stockholders of record at the close of business on April 19, 2002 ("Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 491,468 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding.

     Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. The persons receiving the greatest number of votes of the Common Stock shall be elected as directors of the Company. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required for approval of the proposal to ratify the appointment of the Company's independent auditors.

     Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will have no effect on the voting for the election of directors or the proposal to ratify the appointment of the Company's independent auditors. Under rules applicable to broker-dealers, the election of directors and the proposal to ratify the appointment of the Company's independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

Proxies

     Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein; (ii) FOR ratification of Payne Falkner Smith & Jones, P.C. ("Payne Falkner"), as the Company's independent public accountants for the year ending December 31, 2002; and (iii) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Secretary, Heritage Bancshares, Inc., 102 West High Street, Terrell, Texas 75160); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Beneficial Ownership

     The following table sets forth information as to the Common Stock beneficially owned, as of April 19, 2002, by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) each director and director nominee of the Company, and (iii) all directors and executive officers of the Company and the Bank as a group.


                                                     Amount and Nature of Beneficial             Percent
Name and Address of Beneficial Owner                Ownership as of April 19, 2002(1)        of Common Stock
------------------------------------                ---------------------------------        ---------------
Heritage Bancshares, Inc.                                      39,317(2)                            8.0%
Employee Stock Ownership Plan Trust
102 West High Street
Terrell, Texas 75160

Lance S. Gad                                                   45,950(3)                            9.4
1250 Fence Row Drive
Fairfield, Connecticut 06430

Jeffrey L. Gendell                                             42,000(4)                            8.6
Tontine Financial Partners, L.P.
237 Park Avenue, 9th Floor
New York, New York 10017

Directors and nominees:
         J. Pat Baker                                           6,000(5)                            1.2
         Joy Milton Catlin                                      3,000(6)                              *
         Switzer L. Deason                                      6,000(7)                            1.2
         John H. Mackey                                         6,000(8)                            1.2
         Mary Gayle Ramsey                                      6,000(9)                            1.2
         Milton Lee Risinger                                    6,000(10)                           1.2
         Christi Thompson                                       6,000                               1.2
         Thomas J. Wageman                                      6,000(11)                           1.2

Directors and executive officers
         of the Company and the Bank as a group                53,000                              10.8%
         (10 persons)



--------------------
*    Amounts to less than 1.0% of the outstanding Common Stock.

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person has sole voting power and sole investment power with respect to the indicated shares.

                                         (Footnotes continued on following page)

--------------------
(2) The Heritage Bancshares, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Heritage Bancshares, Inc. Employee Stock Ownership Plan ("ESOP"). As of the Voting Record Date, 39,317 shares held in the Trust were unallocated, and no shares held in the Trust had been allocated to the accounts of participating employees. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties and applicable law.

(3) Based on a Schedule 13G filing on March 11, 2002 made on behalf of Lance S. Gad. Mr. Gad possesses sole power to vote and direct the disposition of the 45,950 shares.

(4) Based on a Schedule 13D joint filing made on March 8, 2002 on behalf of Tontine Financial Partners, L.P. ("TFP"), Tontine Management, L.L.C. ("TM") and Jeffrey L. Gendell. TM is the general partner of TFP, a private investment limited partnership, and Mr. Gendell is the managing member of TM (collectively, the "Reporting Persons"). The Reporting Persons have shared voting and dispositive power over the 42,000 shares.

(5) Includes 6,000 shares owned jointly with Mr. Baker's wife with whom voting and dispositive power is shared.

(6) Includes 3,000 shares owned jointly with Mr. Catlin's wife with whom voting and dispositive power is shared.

(7) Includes 6,000 shares owned jointly with Mr. Deason's wife with whom voting and dispositive power is shared.

(8)  Includes 1,500 shares held by Mr. Mackey's wife's IRA.

(9) Includes 5,600 shares held in Ms. Ramsey's IRA, 200 shares held by Ms. Ramsey's husband's IRA and 200 shares held as custodian for children.

(10) Includes 6,000 shares owned jointly with Mr. Risinger's wife with whom voting and dispositive power is shared.

(11) Includes 6,000 shares owned jointly with Mr. Wageman's wife with whom voting and dispositive power is shared.


                              ELECTION OF DIRECTORS

     The Certificate of Incorporation and Amended and Restated Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by the Company's Amended and Restated Bylaws is eight.

     At the Annual Meeting, stockholders of the Company will be asked to elect three directors for a three-year term and until their successors are elected and qualified. The three nominees for election as directors were selected by the Board of Directors. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of Heritage Bancshares, Inc. or Heritage Bank by first cousin or closer, other than Mr. Risinger, whose daughter-in-law is the daughter of Eugene Bond, the Senior Vice President of Heritage Bank.

     If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

     Section 4.15 of the Company's Amended and Restated Bylaws governs nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, to be made pursuant to timely notice in writing to the Secretary of the Company, as set forth in the Amended and Restated Bylaws. To be timely, with respect to an election to be held at an annual meeting of stockholders, a stockholders' notice must be delivered to or received by the Secretary not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. No notice has been received by the Company in connection with the Annual Meeting. Each written notice of a stockholder nomination must set forth certain information specified in the Amended and Restated Bylaws. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Amended and Restated Bylaws.

Information with Respect to Nominees for Director and Continuing Directors

     The following tables present information concerning each nominee for director and each director whose term continues and reflects his/her tenure as a director of the Company and his/her principal occupation during the past five years.

          Nominees for Director for a Three-Year Term Expiring in 2005


                                                Position with the Company and                        Director
       Name                    Age        Principal Occupation During the Past Five Years            Since(1)
-----------------              ---      ----------------------------------------------------         --------

Joy Milton Catlin              64       Director.  Retired former manager, Kaufman County              1992
                                        Title & Abstract Co., Kaufman, Texas, from September
                                        1960 to August 1999.

Switzer L. Deason              60       Director.   President, Crux Financial Services Inc.,           2001
                                        Belton, Texas, since 1984.  President, First National
                                        Bank Texas, Killeen, Texas, from January 1997 to May
                                        2000.  Chairman, First State Bank, Bryan, Texas, from
                                        August 1993 to December 1996.

Mary Gayle Ramsey              49       Director.  Self employed attorney in private practice,         1988
                                        Mary Gayle Ramsey, P.C., Terrell, Texas.



              The Board of Directors Recommends a Vote For Election
                       of the Above Nominees for Director.

Members of the Board of Directors Continuing in Office

                      Directors With Terms Expiring in 2003


                                                       Position with the Company and                             Director
      Name                     Age        Principal Occupation During the Past Five Years                        Since(1)
--------------                 ---      ---------------------------------------------------------------          --------

Milton Lee Risinger            67       Director.  Self employed veterinarian, Risinger Veterinary Hospital,        1978
                                        Terrell, Texas.

Christi Thompson               48       Director.  Executive Vice President, Chief Operating Officer and            2001
                                        Chief Financial Officer of the Company since September 2001.
                                        Executive Vice President, Chief Operating Officer and Chief
                                        Financial Officer of Heritage Bank since January 2001. Consultant,
                                        T-L Consulting, Dallas, Texas, from February 2000 to January
                                        2001.  Director of Operations and Finance, Clearing House
                                        Association of the Southwest, Dallas, Texas, from May 2000 to
                                        October 2000.  Executive Vice President and Chief Operations
                                        Officer, Texas Central Bank, N.A., Dallas, Texas, from December
                                        1985 to February 2000.

Thomas J. Wageman              68       Director.  Consultant, advisor and managing general partner, TLT,           2001
                                        Ltd., Savoy, Texas, since January 1996; President, Nomas Corp.,
                                        Dallas, Texas, from January 1996 to April 1999, and director since
                                        January 1996; President, ST Lending, Dallas, Texas, from January
                                        1996 to April 1999, and director since January 1996; Trustee, The
                                        LMUSA Creditors Trust, Dallas, Texas, since July 1996; Agent, The
                                        Nomas Collecting Agency, Dallas, Texas, since July 1996.  Mr.
                                        Wageman is a director of First Horizon Asset Securities Inc. and
                                        Saxon Capital, Inc.


                      Directors With Terms Expiring in 2004


                                                       Position with the Company and                              Director
     Name                      Age              Principal Occupation During the Past Five Years                   Since(1)
--------------                 ---      ---------------------------------------------------------------           --------
J. Pat Baker                   65       Chairman of the Board.  Retired former Chief Executive Officer,             1973
                                        Terrell Federal Savings & Loan Association, Terrell, Texas.

John H. Mackey                 56       Director.  President and Chief Executive Officer of the Company             2001
                                        since September 2001.  President and Chief Executive Officer of
                                        Heritage Bank since February 2001.  Supervisory Agent, Texas
                                        Savings and Loan Department, Austin, Texas, from May 2000 to
                                        February 2001.  Management Consultant, Control Systems, Inc.,
                                        Boston, Massachusetts, from October 1993 to May 2000. Twenty-
                                        five years experience in the banking industry, including serving as president and chief executive officer of several savings associations.


------------
(1) Includes service with Heritage Bank prior to the Bank's conversion to the holding company form.

Advisory Directors

     Effective March 2002, Margaret B. Clayton and Joe Thomas Rogers became Advisory Directors of Heritage Bank for a one year term. Ms. Clayton is a consultant to Anderson Clayton Bros. Funeral Home, Terrell, Texas. Mr. Rogers was Secretary of the Company from September 2001 to March 2002 and Secretary of Heritage Bank from 1984 to March 2002. Mr. Rogers is retired and was formerly an engineer with the U.S.D.A., Soil Conservation Service, Terrell, Texas. Ms. Clayton and Mr. Rogers were directors of the Company from September 2001 to March 2002. Ms. Clayton served as a director of Heritage Bank from 1981 to March 2002. Mr. Rogers served as a director of Heritage Bank from 1984 to March 2002.

Executive Officers Who Are Not Directors

     The following table sets forth certain information with respect to the executive officers of the Company and the Bank who are not also directors of the Company. All executive officers are elected annually by the Board of Directors and shall serve at the discretion of the Board of Directors.



                                                Position with the Company and the Bank
       Name                    Age          Principal Occupation During the Past Five Years
-----------------              ---      -------------------------------------------------------

James C. Champion              34       Executive Vice President and Chief Lending Officer of
                                        Heritage Bank since February 2002.  President, First State
                                        Bank of Texas, Terrell, Texas, from July 2000 to January
                                        2002.  Assistant Vice President, United Central Bank, Garland,
                                        Texas, from May 2000 to July 2000.  Loan Officer of Heritage
                                        Bank from April 1998 to May 2000.  Agent, Farm Bureau
                                        Insurance, Kaufman, Texas, from April 1997 to April 1998.

Eugene Bond                    70       Senior Vice President of Heritage Bank since 1999.  Chief
                                        Lending Officer of Heritage Bank from 1999 to February
                                        2002.  Assistant manager of Terrell Federal Savings & Loan
                                        Association, Terrell, Texas from December 1991 to October
                                        1999.


Directors' Compensation

     Directors of the Company do not receive fees for Board meetings, however, those directors serving on the Audit Committee receive $50 for each Audit Committee meeting attended. Each director of Heritage Bank currently receives $400 for each Board meeting attended and $50 for each committee meeting attended (other than Mr. Mackey and Ms. Thompson who do not receive committee fees).

The Board of Directors and Its Committees

     Regular meetings of the Board of Directors of the Company are held at least quarterly. Regular meetings of the Board of Directors of the Bank are held monthly and special meetings of the Board of Directors of the Bank are held from time-to-time as needed. There were four meetings of the Board of Directors of the Company held during the year ended December 31, 2001. No director attended fewer than 75% of both the aggregate total number of meetings of the Board of Directors of the Company held during 2001, and the total number of meetings held by all committees of the Board on which the director served during such year.

     The Board of Directors of the Company has established an Audit Committee, but not standing nominating and compensation committees. The Audit Committee reviews the Company's records and affairs to determine its financial condition, reviews the Company's systems of internal control with management and the independent auditors, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee, currently composed of Messrs. Baker and Catlin, did not meet during 2001. The members are independent as defined in Rule 4200(a)(14) of the listing standards of the Nasdaq Stock Market. The Board of Directors has not adopted an Audit Committee Charter.

Report of the Audit Committee

     The Audit  Committee  has  reviewed  and  discussed  the audited  financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the SEC.

                                                    J. Pat Baker
                                                    Joy Milton Catlin


                             EXECUTIVE COMPENSATION
Summary

     The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company or its subsidiaries for services rendered in all capacities during the last two fiscal years to the President and Chief Executive Officer. No executive officer received a salary and bonus of $100,000 or more.

                           Summary Compensation Table

==================================================================================================
                                             Annual Compensation
         Name and                                              Other Annual           All Other
   Principal Position(1)       Year     Salary     Bonus      Compensation(2)      Compensation(3)
--------------------------------------------------------------------------------------------------
John H. Mackey                 2001     $74,368    $9,000          $ --                $24,038
President and Chief            2000          --        --            --                 46,875
Executive Officer

==================================================================================================


------------

(1) On February 21, 2001, John H. Mackey was elected by the Board of Directors as director, President and Chief Executive Officer. From May 24, 2000 to February 20, 2001, Mr. Mackey was a supervisory representative of the Texas Savings and Loan Department to Heritage Bank.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including maintenance of an automobile. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended December 31, 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(3) During the year ended December 31, 2001, consists of $5,600 in directors' fees, $7,500 to cover relocation expenses and $10,938 in supervisor fees. During the year ended December 31, 2000, Mr. Mackey received $46,875 in supervisor fees.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

     Since the Conversion occurred in 2002, the Company's officers and directors were not subject to the Section 16(a) filing requirements during 2001.

Employee Stock Ownership Plan

     Heritage has established an ESOP for employees of Heritage and Heritage Bank. Full-time employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in our employee stock ownership plan.

     The ESOP borrowed funds from Heritage to purchase 39,317 shares of Common Stock in the Bank's Conversion. The loan to our ESOP will be repaid principally from our contributions to our ESOP over a period of ten years, and the collateral for the loan will be the Common Stock purchased by our ESOP. Heritage may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by Heritage or upon the sale of treasury shares by Heritage. Such purchases, if made, would be funded through additional borrowings by our ESOP or additional contributions from Heritage. The timing, amount and manner of future contributions to our ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions. The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

Indebtedness of Management

     In accordance with applicable federal laws and regulations, Heritage Bank offers mortgage loans to its directors, officers and full-time employees for the financing of their primary residences as well as various consumer loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties;
(ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties; (iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution's unimpaired capital and surplus, as defined.

     At December 31, 2001, Heritage Bank had no loans outstanding to directors and executive officers of Heritage Bank, or members of their immediate families in excess of $60,000.

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

General

     The Board of Directors of the Company has appointed Payne Falkner Smith & Jones, P.C., as independent auditors for the Company for the year ending December 31, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Payne Falkner that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Payne Falkner will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

     The aggregate amount of the fees billed by Payne Falkner for its audit of the Company's annual financial statements for 2001 was $14,184.

Financial Information Systems Design and Implementation

     Payne Falkner did not provide any services to the Company for financial information systems design and implementation during 2001.

All Other Fees

     The aggregate amount of the fees billed by Payne Falkner for all other services rendered by it to the Company during 2001 was $40,312. These services consisted primarily of review of the Company's registration statement for its initial public offering, issuance of a comfort letter with respect to the prospectus for the offering, tax and other professional services.

     The Board of Directors and its Audit Committee considered the compatibility of the non-audit services provided to the Company by Payne Falkner in 2001 on the independence of Payne Falkner from the Company in evaluating whether to appoint Payne Falkner to perform the audit of the Company's financial statements for the year ending December 31, 2002.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Payne Falkner Smith & Jones, P.C., as independent auditors for the year ending December 31, 2002.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                              STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company, must be received at the principal executive offices of the Company, 102 West High Street, Terrell, Texas 75160, Attention:
Secretary, no later than January 2, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Company's Proxy Statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Amended and Restated Bylaws, which provides that to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, or not later than January 2, 2003 in connection with the next annual meeting of stockholders of the Company. A stockholder's notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, (a) a description of the business desired to be brought before the annual meeting and (b) certain other information set forth in the Amended and Restated Bylaws. No stockholder proposals have been received by the Company in connection with the Annual Meeting.

                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001 accompanies this proxy statement.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of its Annual Report on Form 10-KSB filed with the SEC under the Exchange Act for the year ended December 31, 2001. Such written requests should be directed to Heritage Bancshares, Inc., 102 West High Street, Terrell, Texas 75160, Attention: Secretary. The Annual Report on Form 10-KSB is not a part of this Proxy Statement.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                           HERITAGE BANCSHARES, INC.

     This proxy is solicited on behalf of the Board of Directors of Heritage Bancshares, Inc. (the "Company") for use only at the Annual Meeting of Stockholders to be held on May 29, 2002 and at any adjournment thereof.

     The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the First Baptist Church of Terrell located at 403 North Catherine Street, Terrell, Texas, on Wednesday, May 29, 2002, at 9:00 a.m., Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as indicated herein.


1.   Election of Directors


               For            With-            For All
                              hold             Except
               [_]            [_]               [_]


     Nominees for three-year term:
     Joy Milton Catlin, Switzer L. Deason and
     Mary Gayle Ramsey


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------


2. Proposal to ratify the appointment of Payne Falkner Smith & Jones, P.C. as the Company's independent auditors for the year ending December 31, 2002.

               For          Against           Abstain
               [_]            [_]               [_]


     In their discretion, the proxies are authorized to vote with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

     The Board of Directors recommends that you vote FOR the nominees for director andFOR the proposal to ratify the independent auditors for 2002. You are encouraged to specify your choices by marking the appropriate boxes; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

     Shares of Common Stock of the Company will be voted as specified. If no specification is made, shares will be voted FOR the election of the Board of Directors' nominees to the Board of Directors and FOR the proposal to ratify the independent auditors for 2002, and otherwise at the discretion of the proxies.




                                      __________________________________________
   Please be sure to sign and date    Date
    this Proxy in the box below.
________________________________________________________________________________



_________Stockholder sign above__________Co-holder (if any) sign above__________



    Detach above card, sign, date and mail in postage paid envelope provided.

                            HERITAGE BANCSHARES, INC.

--------------------------------------------------------------------------------

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for May 29, 2002, a Proxy Statement for the Annual Meeting and the 2001 Annual Report to Stockholders.

     Please sign  exactly as your  name(s)  appear(s)  on this  proxy.  Only one
signature  is  required  in  case  of  a  joint  account.   When  signing  in  a
representative capacity, please give title.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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